Payable Pursuant to the Tax Receivable Agreement	9 Months Ended
Mar. 31, 2026
Payables and Accruals [Abstract]
Payable Pursuant to the Tax Receivable Agreement
11.
Payable Pursuant to the Tax Receivable Agreement

In connection with the IPO and the Reorganization Transactions, the Company entered into the TRA with the Continuing Equity Owners that provides for the payment by the Company to such the Continuing Equity Owners of 85% of the benefits, that the Company realizes, or is deemed to realize, as a result of (i) future redemptions funded by the Company or exchanges of Opco LLC Interests for the Company’s Class A common stock, and (ii) the Company’s allocable share of existing tax basis acquired in its IPO and other tax benefits related to entering into the TRA.

During the three months ended March 31, 2026, the Company indirectly redeemed an aggregate of 29,857,596 Opco LLC Interests, which resulted in an increase in the tax basis of the Company’s investment in Opco, subject to the provisions of the TRA. As a result of these redemptions, during the three months ended March 31, 2026, the Company recognized an increase to its deferred tax assets (net of valuation allowance) in the amount of $196.3 million, and corresponding TRA liabilities of $207.3 million, representing 85% of the tax benefits due to the Continuing Equity Owners.

As of March 31, 2026, the total amount due under the TRA was $207.3 million, and the Company has yet to make its first TRA payment.